Leases	12 Months Ended
Dec. 31, 2023
Leases [Abstract]
Leases
10. Leases
Prior to the Company’s restructuring, as described in Note 17, the Company leased certain office space, laboratory facilities, and equipment. These leases required monthly lease payments that were subject to annual increases throughout the lease term. Certain of these leases also included renewal options at the election of the Company to renew or extend the lease for an additional three
to five years. These optional periods were not considered in the determination of the right-of-use
assets or lease liabilities associated with these leases as the Company did not consider it reasonably certain it would exercise the options. The Company performed evaluations of its contracts and determined it has both operating and finance leases. Variable lease expense for these leases primarily consisted of common area maintenance and other operating costs.
In April 2019, the Company entered into a lease agreement (the “Las Cimas Lease”) for its corporate headquarters and laboratory space located in Austin, Texas. The Las Cimas Lease included approximately 30,000 square feet and commenced on April 30, 2019, with an expiration on April 30, 2028. The Company posted a customary letter of credit in the amount of $1.5 million as security, which is subject to automatic reductions per the terms of the Las Cimas Lease. A tenant allowance of up to $1.0 million was provided by the lessor and fully reimbursed to the Company.
In August 2023, the Company terminated its building lease in Austin, Texas. The negotiated termination agreement obligated the Company to pay the lessor a $2.0 million termination fee in exchange for releasing the Company of all further obligations under the lease including terminating the associated letter of credit.

The following table summarizes the Company’s recognition of its operating and finance leases (in thousands):

		December 31,
	Classification	2023	2022
Assets
Operating	Operating lease right-of-use assets	$—	$3,430
Finance	Other non-current assets	—	597

Total leased assets		—	4,027

Leases
Current
Operating	Operating lease liabilities	—	625
Finance	Accrued and other current liabilities	—	16
Non-current
Operating	Non-current operating lease liabilities	—	4,004

Total lease liabilities		$—	$4,645

The following table summarizes the weighted-average remaining lease term and discount rates for the Company’s operating and finance leases:

	December 31,
	2023	2022
Lease term (years)
Operating leases	0.0	5.3
Finance leases	0.0	0.6
Discount rate
Operating leases	—%	10.6%
Finance leases	—%	10.2%
The following table summarizes the lease costs pertaining to the Company’s operating leases (in thousands):

	Year Ended December 31,
	2023	2022	2021
Operating lease cost	$455	$910	$991
Variable lease cost	471	472	519

Total lease cost	$926	$1,382	$1,510

Cash paid for amounts included in the measurement of operating lease liabilities during the years ended December 31, 2023 and 2022 was $0.5 million and $0.9 million, respectively, and was included within net cash used in operating activities in the cash flows.
As of December 31, 2023, the Company had no operating or finance lease obligations.